UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2003

(Commission File Number) 333-49957

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	13-3989553 (I.R.S. Employer Identification Number)

11201 North Tatum Blvd., Suite 110
Phoenix, Arizona 85028
(Address of Registrant’s principal executive office)

(602) 652-9600
(Registrant’s telephone number)

	Jurisdiction		IRS Employer
	Incorporation or	Commission	Identification
Name	Organization	File Number	Number

EaglePicher Incorporated	Ohio	333-49957	31-0268670
Daisy Parts, Inc.	Michigan	333-49957-02	38-1406772
EaglePicher Development Co., Inc.	Delaware	333-49957-03	31-1215706
EaglePicher Far East, Inc.	Delaware	333-49957-04	31-1235685
EaglePicher Minerals, Inc.	Nevada	333-49957-06	31-1188662
EaglePicher Technologies, LLC	Delaware	333-49957-09	31-1587660
Hillsdale Tool & Manufacturing Co.	Michigan	333-49957-07	38-0946293
EPMR Corporation (f/k/a Michigan
Automotive Research Corp.)	Michigan	333-49957-08	38-2185909

Eagle-Picher Holdings Inc.
250 East Fifth Street, Suite 500; P.O.Box 779
Cincinnati, Ohio 45202
(Former Name and Address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Press Release, dated July 9, 2003

99.2	Press Release, dated July 11, 2003

ITEM 9. REGULATION FD DISCLOSURE

     EaglePicher Incorporated (“EPI”) issued a press release on July 9, 2003, announcing that it has commenced a tender offer and consent solicitation to purchase for cash, on the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated July 9, 2003 (the “Statement”), any and all of EPI’s 9 3/8% Senior Subordinated Notes due March 1, 2008 and to solicit consents to the adoption of proposed amendments to the Notes and the related Indenture. The offer and the solicitation are subject to the satisfaction of a number of conditions, as described in the Statement. A copy of this press release is attached as Exhibit 99.1 to this report. Nothing in this report shall constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, any securities of EaglePicher Holdings, Inc. or EPI.

     EaglePicher Holdings, Inc. issued a press release on July 11, 2003, reporting financial results for the second quarter of fiscal year 2003. A copy of this press release is attached as Exhibit 99.2 to this report. Item 12 of Form 8-K, “Results of Operations and Financial Condition,” requires us to furnish this press release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, we are furnishing this press release required by Item 12 under Item 9 of this report.

     The information being furnished under Item  9 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 2003

EAGLEPICHER HOLDINGS, INC.

By:	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 2003

EAGLEPICHER INCORPORATED

By:	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 2003

DAISY PARTS, INC.

By:	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 2003

EAGLEPICHER DEVELOPMENT CO., INC.

By:	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 2003

EAGLEPICHER FAR EAST, INC.

By:	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 2003

EAGLEPICHER MINERALS, INC.

By:	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 2003

EAGLEPICHER TECHNOLOGIES, LLC

By:	/s/ Bradley J. Waters

Name: Bradley J. Waters Title: Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 2003

HILLSDALE TOOL & MANUFACTURING CO.

By:	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 14, 2003

EPMR CORPORATION

By:	/s/ Thomas R. Pilholski

Name: Thomas R. Pilholski Title: Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 9, 2003
99.2	Press Release, dated July 11, 2003